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                                                                    Exhibit 21.1

    DANAHER CORPORATION & SUBSIDIARIES

 Jurisdiction of incorporation
   or organization ("#" denotes
        non-U.S. entity)             Name
        ----------------             ----

             SW#              AB Qualitrol AKM
             DE               Abek LLC
             OH               AC Intermediate Company
             OH               Acme-Cleveland Corp.
             OH               Acme-Cleveland Laser Systems Inc.
             SW#              Advanced Motion Controls AB
             DE               The Allen Manufacturing Company (d/b/a DBS Co-op)
             NY               Altek Industries Corp.
             DE               American Precision Industries Inc.
             NY               Anderson Instrument Co.Inc.
             NY               API Development Corporation
             SW#              API Elmo AB
             SC#              API Harowe (St.Kitts) Ltd.
             SZ#              API Portescap SA
             GM#              API Portescap Deutschland GmbH
             FR#              API Portescap France SA
             SZ#              API Portescap International
             JA#              API Portescap Japan Ltd.
             PL#              API Portescap Polska Sp.zoo
             SW#              API Portescap Scandinavia AB
             UK#              API Portescap UK Ltd.
             UK#              API Positran Ltd.
             GM#              API Schmidt-Bretten Beteiligungs GmbH
             GM#              API Schmidt-Bretten Verwaltungs GmbH
             WI               API Wisconsin Inc.
             SW#              Apogeum AB
             DE               Armstrong Tools Inc.
             CA               Art Instruments Inc.
             FR#              Artus SAS
             VM#              Artus Vietnam Co.Ltd.
             DE               Assembly Technologies LLC
             CA               Ball Screws and Actuators Co.Inc.
             WI               Beamco Inc.
             CH#              Beijing Chang Gi Service Equipment Co.Ltd.
             CH#              Beijing Raytek Photoelectric Technology Co.Ltd.
             NL#              Bio-Tek Instruments Europe BV
             MX#              Bobinas del Sur SA/CV
             FR#              Buhler Montec Group SA
             IT#              Calzoni Srl
             UK#              CGF Automation Ltd.
             GM#              Cleveland Precision Systems GmbH
             CI#              Codificadora y Etiquetadora Willett Ltda.
             CA               Communications Technology Corp.
             MX#              Communications Technology Mexico SA/CV
             UK#              Contents Measuring Systems Ltd.
             NL#              Cyberex BV
             NY               Dale Technology Inc.
             CA#              Danaher Canada Partners Inc.
             CA#              Danaher Canadian Finance LP

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             CA#                   Danaher Canadian Holdings Inc.
             DE                    Danaher Corporation
             DE                    Danaher Finance Company
             SW#                   Danaher Finance Company AB
             DE                    Danaher Finance Company LLC
             GM#                   Danaher GbR
             GM#                   Danaher Holdings GmbH
             VT                    Danaher Insurance Company
             LU#                   Danaher Luxembourg Sarl
             GM#                   Danaher Motion GmbH
             DE                    Danaher Motion LLC
             SZ#                   Danaher Motion SA
             SW#                   Danaher Motion Saro AB
             IT#                   Danaher Motion Srl
             SW#                   Danaher Motion Stockholm AB
             DE                    Danaher Motion Technology LLC
             DE                    Danaher Power Solutions LLC
             DE                    Danaher Service Company of Illinois Inc.
             CA#                   Danaher Tool Group LP
             CH#                   Danaher Tool (Shanghai) Ltd.
             UK#                   Danaher UK Industries Ltd.
             UK#                   Danaher UK Partners
             DE                    Data Recorders Inc.
             DE                    DCI Consolidated Industries Inc.
             AR                    Delta Consolidated Industries Inc.
             DE                    DH Holdings Corp.
             CA#                   DHR Nova Scotia ULC
             DE                    Diesel Engine Retarders Inc.
             DE                    DMG Plastics Inc.
             NL#                   Dolan-Jenner Europe BV
             MA                    Dolan-Jenner Industries Inc.
             MA                    Dover Instrument Corporation
             SZ#                   Dr.Bruno Lange AG
             AU#                   Dr.Bruno Lange Gesellschaft mbH
             GM#                   Dr.Bruno Lange GmbH & Co.KG
             IT#                   Dr.Bruno Lange Srl
             UK#                   Dr.Bruno Lange UK Ltd.
             GM#                   Dr.Bruno Lange Verwaltungs GmbH
             SW#                   Dr.Lange AB
             BE#                   Dr.Lange Belgie BV/SA
             DA#                   Dr.Lange Danmark A/S
             NL#                   Dr.Lange Nederland BV
             PL#                   Dr.Lange Sp.zoo
             UK#                   Dr.Lange U.K. Ltd.
             IL                    Dynapar Corporation
             DE                    Easco Hand Tools Inc.
             GM#                   ELE International GmbH
             DE                    ELE International LLC
             UK#                   ELE International Ltd.
             UK#                   Environmental Instrumentation Group Ltd.
             DE                    Environmental Test Systems Inc.
             UK#                   EPIC Products Ltd.
             DE                    EXE International Inc.
             CA                    Fisher Pierce Company

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            DE                    FJ 900 Inc.
            DE                    Flow Measurement Corporation
            AS#                   Fluke Australia Pty.Ltd.
            BE#                   Fluke Belgium NV/SA
            NV                    Fluke Biomedical Corporation
            HK#                   Fluke China (Hong Kong) Ltd.
            BR#                   Fluke do Brasil Ltda.
            WA                    Fluke Corporation
            DA#                   Fluke Danmark A/S
            GM#                   Fluke Deutschland GmbH
            CA#                   Fluke Electronics Canada LP
            DE                    Fluke Electronics Corporation
            MY#                   Fluke Electronics (Malaysia) And.Bhd.
            NL#                   Fluke Europe BV
            CJ#                   Fluke Finance Company Ltd.
            FI#                   Fluke Finland Oy
            FR#                   Fluke France SA
            UK#                   Fluke (G.B.) Ltd.
            NL#                   Fluke Holding BV
            SW#                   Fluke Holding Company AB
            CJ#                   Fluke Holding Company Ltd.
            SP#                   Fluke Iberica SL
            NL#                   Fluke Industrial BV
            WA                    Fluke International Corporation
            IT#                   Fluke Italia Srl
            JA#                   Fluke Japan KK
            NL#                   Fluke Nederland BV
            NO#                   Fluke Norge A/S
            UK#                   Fluke Precision Measurements Ltd.
            CH#                   Fluke Shanghai Corporation
            SN#                   Fluke Singapore Pte.Ltd.
            SW#                   Fluke Sverige AB
            SZ#                   Fluke Switzerland AG
            UK#                   Fluke (UK) Ltd.
            AU#                   Fluke Vertriebsgesellschaft mbH
            DE                    Fotec LLC
            DE                    Gasboy International LLC
            GM#                   Gems Sensors GmbH
            DE                    Gems Sensors Inc.
            UK#                   Gems Sensors Ltd.
            FR#                   Gems Sensors Sarl
            IT#                   Gems Sensors Srl
            DE                    GID Acquisition Company
            AS#                   Gilbarco Australia Ltd.
            CA#                   Gilbarco Canada Ltd.
            GM#                   Gilbarco GmbH & Co.KG
            UK#                   Gilbarco Holdings Ltd.
            DE                    Gilbarco Inc.
            DE                    Gilbarco International Inc.
            AR#                   Gilbarco Latin America SA
            UK#                   Gilbarco Ltd.
            NZ#                   Gilbarco (NZ) Ltd.
            IT#                   Gilbarco SpA
            GM#                   Gilbarco Technology GmbH

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            GM#                Gilbarco Verwaltungs GmbH
            AS#                Gilbert & Barker Australia Pty.Ltd.
            NZ#                Gilbert & Barker (NZ) Pty.Ltd.
            DE                 GLI International LLC
            UK#                GLI International Ltd.
            UK#                Gwendolene Holdings Ltd.
            CO                 Hach Company
            BE#                Hach Europe SA
            CA#                Hach Sales & Service Canada Ltd.
            DE                 Hand Tool Design Corporation
            DE                 Hart Scientific LLC
            DE                 Heat Transfer Guarantee Co.LLC
            NJ                 Hecon Properties Inc.
            FR#                Hengstler Controle Numerique Sarl
            SP#                Hengstler Espana SA
            GM#                Hengstler GmbH
            IT#                Hengstler Italia Srl
            JA#                Hengstler Japan Corp.
            DE                 Hennessy Canada LLC
            CA#                Hennessy Industries Canada LP
            DE                 Hennessy Industries Inc.
            DE                 Holo-Krome Company
            UK#                Holo-Krome Ltd.
            DE                 Hydrolab LLC
            IT#                ICG Holdings Srl
            DE                 IDC Acquisition LLC
            DE                 Industrial Fasteners Inc.
            DE                 Industrial Sensors Inc.
            AR#                Intervest SA
            HK#                Jacobs Chuck (Hong Kong) Ltd.
            DE                 Jacobs Chuck Manufacturing Company
            CH#                Jacobs Chuck Manufacturing (Suzhou) Co.Ltd.
            CH#                Jacobs Chuck Trading (Shanghai) Co.Ltd.
            UK#                Jacobs Holding Company
            DE                 Jacobs Japan Inc.
            UK#                Jacobs Manufacturing Company Ltd.
            MX#                Jacobs Mexico SA/CV
            DE                 Jacobs Vehicle Systems Inc.
            DE                 Jennings Land Company
            DE                 Jennings Technology Company LLC
            HK#                Jessie & J Company Ltd.
            DE                 Joslyn Clark Controls LLC
            DE                 Joslyn Company LLC
            DE                 Joslyn Electronic Systems Company LLC
            DE                 Joslyn Hi-Voltage Company LLC
            DE                 Joslyn Holding Company
            CA#                Joslyn Industries
            DE                 Joslyn Manufacturing Company LLC
            MD                 Joslyn Sunbank Company LLC
            DE                 JS Technology Inc.
            GM#                KACO Elektrotechnik GmbH
            LO#                KACO Elektrotechnika sro
            SW#                KB Instrumate
            DE                 K-D Tools of Puerto Rico Inc.

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             DE                    Kingsley Tools Inc.
             DE                    Kistler-Morse Corporation
             DE                    Kollmorgen Asia Investment Company
             NL#                   Kollmorgen Asia Investment Company BV
             NY                    Kollmorgen Corporation
             SW#                   Kollmorgen Holding Company AB
             IN#                   Kollmorgen India
             MP#                   Kollmorgen India Investment Company
             DE                    Kollmorgen International LLC
             DE                    Kollmorgen Overseas Development Corp.
             FR#                   Kollmorgen SAS
             MA                    Kollmorgen Securities Corp.
             GM#                   Kollmorgen Seidel GmbH & Co.KG
             IS#                   Kollmorgen Servotronix Ltd.
             UK#                   Launchchange Holding Company
             UK#                   Launchchange Instrumentation Ltd.
             UK#                   Launchchange Ltd.
             TW#                   Lea Way Hand Tool Corporation
             DE                    Light Controls Corp.
             DE                    Linear Motion LLC
             SF#                   LogiAfrica Pty.
             LU#                   Logitron International SA
             NL#                   Marley Pump Europe BV
             JM#                   Marsh Interex Ltd.
             MO                    Marsh Label Technologies LLC
             IL                    Marsh Stencil Machine Company
             DE                    Master Gears Corp.
             NJ                    Matco Tools Corporation
             DE                    McCrometer Inc.
             DE                    Mechanics Custom Tools Corporation
             UK#                   Microtest Europe Ltd.
             GM#                   Microtest GmbH
             DE                    Microtest LLC
             OH                    M & M de France Inc.
             OH                    M & M Precision Systems Corp.
             OH                    Namco Controls Corp.
             GM#                   Namco Controls GmbH
             EZ#                   NDC Automation Praha sro
             SW#                   NDC CIM Engineering AB
             SP#                   Neurtek Medio Ambiente SA
             CT                    Newtown Manufacturing Company Inc.
             DE                    NMTC Inc.
             GM#                   NOGLIA Vermogensverwaltung GmbH
             NY                    Norcim LLC
             OH                    Northstar Technologies Inc.
             SZ#                   Orbilasers SA
             FR#                   Orbisphere France Sarl
             GM#                   Orbisphere GmbH
             SZ#                   Orbisphere GVE SA
             DE                    Orbisphere Laboratories Japan LLC
             DE                    Orbisphere Laboratories Overseas LLC
             UK#                   Orbisphere Ltd
             SZ#                   Orbisphere Management Holdings SA
             SZ#                   Orbisphere Neuchatel SA

            SF#            Orbisphere South Africa Pty.Ltd.
            FR#            OTT France Sarl
            SP#            OTT Hidrometria SL
            SZ*            OTT Hydrometrie AG
            UK#            OTT Hydrometry Ltd.
            VE#            OTT Latinoamerica CA
            GM#            OTT Messtechnik GmbH & Co.KG
            GM#            OTT Messtechnik Verwaltungs GmbH
            SF#            OTT South Africa Pty.Ltd.
            CA             Pacific Scientific Company
            DE             Pacific Scientific Energetic Materials Company
            GM#            Pacific Scientific GmbH
            CA             Pacific Scientific Instruments Company
            CA             Pacific Scientific International Holding Company
            EI#            Pacific Scientific Ireland Ltd.
            UK#            Pacific Scientific Ltd.
            FR#            Pacific Scientific Sarl
            MA             PacSci Motion Control Inc.
            DE             PacSci Quantic LLC
            NY             Partlow Corporation
            DE             Petroleum Industry Controls Inc.
            AL             Phoenix Microsystems Inc.
            UK#            Piccadilly Precision Engineering Ltd.
            GM#            PMI Motion Technologies GmbH
            GM#            PMI Verwaltungs GmbH
            FR#            Polymetron SA
            NY             Portescap US Inc.
            DE             Power Tool Holders Incorporated
            DE             Power Transformer Controls Company
            DE             Precision Gauges Inc.
            DE             Precision Specialties Inc.
            MI             Pressure Devices, Inc.
            UK#            Printos Ltd.
            DA#            Proces-Styring APS
            NO#            Prosess-Styring A/S
            DE             PS/EMC West LLC
            CA#            Qualitrol Canada LP
            NY             Qualitrol Corporation
            GM#            Qualitrol GmbH
            UK#            Qualitrol Instruments Ltd.
            LU#            Qualitrol Luxembourg Sarl
            DE             Qualitrol Power Products LLC
            DE             Quality Wire Processing Inc.
            UK#            Quiz Systems Ltd.
            FR#            Radiometer Analytical SA
            CA             Raytek Corporation
            BR#            Raytek do Brasil Ltda.
            GM#            Raytek GmbH
            MP#            Raytek Investments (Mauritius) Ltd.
            JA#            Raytek Japan KK
            MX#            Raytek Mexico SA/CV
            CA             Raytek Subsidiary Inc.
            CA             Raytek Technologies Inc.
            CA             Reliable Power Meters Inc.

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            DE                RMS Thailand Inc.
            UK#               Robin Electronics Ltd.
            UK#               Royce Thompsen Ltd.
            FR#               SA Aeronautique Systems BIP
            FR#               SA Cryla
            CH#               SAFA
            CH#               SAFE
            CH#               SAFU
            CH#               SATA
            AZ                Securaplane Technologies Inc.
            DE                Service Station Products Company
            IS#               Servotech Control Technology Ltd.
            CH#               Setra Sensing Technology (Tianjin) Co.Ltd.
            MA                Setra Systems Inc.
            CH#               Shanghai Shilu Instrument Co.Ltd.
            GM#               SMB GmbH
            EZ#               SMB sro
            FR#               Societe Civile Immobiliere
            VA                Sonix Inc.
            MY#               Sonix Technologies Sdv.Bhd.
            UK#               Spline Gauges Ltd.
            MX#               Sunbank de Mexico, S de RL de CV
            CA                Sunbank Family of Companies LLC
            DE                Superior Electric Holding Group LLC
            DE                Swiss Precision Parts Corp.
            IT#               Techna Srl
            DE                Thomson 60 Case LLC
            DE                Thomson Airpax Mechatronics LLC
            SN#               Thomson Airpax Mechatronics Pte.Ltd.
            MY#               Thomson Airpax Mechatronics Sdn.Bhd.
            UK#               Thomsom Airpax (UK) Ltd.
            UK#               Thomson Barnstable Ltd.
            DE                Thomson Bay Company LLC
            UK#               Thomson IBL Company
            NY                Thomson Industries Inc.
            MX#               Thomson Industries S de RL de CV
            DE                Thomson International Holdings LLC
            NY                Thomson Micron LLC
            CH#               Tianjin Kollmorgen Industrial Drives Ltd.
            DE                Truck Storage Incorporated
            DE                Utica Holding Company
            DE                Veeder-Root Company
            BR#               Veeder-Root do Brasil Ltda.
            UK#               Veeder-Root Environmental Systems Ltd.
            UK#               Veeder-Root Finance Company
            GM#               Veeder-Root GmbH
            UK#               Veeder-Root Ltd.
            FR#               Veeder-Root Sarl
            DE                Veeder-Root Service Company
            DE                Videojet China LLC
            NL#               Videojet Technologies BV
            CA#               Videojet Technologies Canada LP
            UK#               Videojet Technologies CP Ltd.
            NL#               Videojet Technologies Europe BV

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            AU#          Videojet Technologies Gesellschaft mbH
            GM#          Videojet Technologies GmbH
            DE           Videojet Technologies Inc.
            JA#          Videojet Technologies Japan Inc.
            UK#          Videojet Technologies Ltd.
            FR#          Videojet Technologies SA
            CH#          Videojet Technologies (Shanghai) Trading Co.Ltd.
            SN#          Videojet Technologies (Singapore) Pte.Ltd.
            SP#          Videojet Technologies SL
            SW#          Warner Electric AB
            GM#          Warner Electric GmbH
            SZ#          Warner Electric SA
            IT#          Warner Electric Srl
            TX           Wermex Corporation
            UK#          West Instruments Ltd.
            DE           Western Pacific Industries Inc. (d/b/a Iseli Co.)
            SW#          Willett AB
            DE           Willett America Inc.
            RS#          Willett A/O
            AR#          Willett (Argentina) SA
            HK#          Willett Asia Ltd.
            NL#          Willett BV
            PO#          Willett Codificacoa e Etiqetagem Ltda.
            SN#          Willett Coding and Labelling Pte.Ltd.
            UK#          Willett Coding Ltd.
            DA#          Willett (Denmark) A/S
            UK#          Willett Electro-Optics Ltd.
            BR#          Willett Fluidos Ltda.
            SN#          Willett Global Sourcing Pte.Ltd.
            GM#          Willett Gmbh
            NL#          Willett Holdings BV
            SP#          Willett Iberia SA
            IN#          Willett India Pvt.Ltd.
            AU#          Willett Industriessysteme Handelsges.mbH
            UK#          Willett Information Solutions Ltd.
            UK#          Willett International Ltd.
            JA#          Willett Japan KK
            KS#          Willett Korea Co.Ltd.
            BR#          Willett Ltda.
            UK#          Willett Ltd.
            HU#          Willett Magyarorszag Nyomtatas es Kodo.Kft.
            NO#          Willett (Norway) A/S
            BE#          Willett NV
            UK#          Willett Overseas Ltd.
            FI#          Willett Oy
            FR#          Willett Sarl
            IT#          Willett SpA
            PL#          Willett Sp.zoo
            SZ#          Willett Systeme AG
            UK#          Willett Systems Ltd.
            TH#          Willett (Thailand) Ltd.
            UP#          Willett (Ukraine) Ltd.
            UY#          Willett (Uruguay) SA
            TU#          Willett Urun Kodlama Ve Etiketleme Ltd.Sti.

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            DE                    Willett Veritec LLC
            NT#                   Wil NV
            CH#                   Zhuhai SEZ Willett Electronics Ltd.